Preferred and Common Shares and Additional Paid-in Capital:	6 Months Ended
Jun. 30, 2020
Equity [Abstract]
Preferred and Common Shares and Additional Paid-in Capital:

9.       Preferred and Common Shares and Additional Paid-in Capital:

Details of the Company’s Preferred and Common Shares are discussed in Note 10 of the Company’s consolidated financial statements for the year ended December 31, 2019, included in the 2019 Annual Report.

During the six months ended June 30, 2020, the Company issued 1,300 common shares pursuant to its 2019 Plan.

During the six months ended June 30, 2020 the Company paid a cash dividend of $ 4,804 (or $0.05 per common share) for the fourth quarter of 2019, in line with the dividend policy established in November 2019.